EXHIBIT B MONTHLY PAYMENT
INSTRUCTIONS AND
NOTIFICATION TO THE TRUSTEE
THE PRUDENTIAL BANK AND TRUST
COMPANY PB&T MASTER CREDIT CARD
TRUST II
SERIES 1994-A
                "The undersigned, a duly authorized
representative of The " "Prudential Bank and Trust Company ( PB&T), as Servicer pursuant " "to the Pooling and Servicing Agreement dated as of August 1, 1994 " "and the Series 1994-A Supplement dated as of August 1, 1994 " "(collectively, the ""Pooling and Servicing Agreement"") by and" "between PB&T and Bankers Trust as trustee, (the ""Trustee""), does" hereby certify as follows:
                A)      Capitalized terms used in this notice
have
their
respective
                        meanings set forth in the Pooling and
Servicing Agreement;
                        "provided, that the ""Preceding
Monthly Period"" shall mean
                        the" Monthly Period immediately
preceding the calendar month
                        in which this notice is delivered.
References herein to
                        certain sections and subsections are
references to the
                        respective sections and subsections
of the Pooling and
                        Servicing Agreement.  This notice is
delivered pursuant to
                        Section 4.08 of the Pooling and
Servicing Agreement.
                B)      PB&T is the Servicer under the
Pooling
and
Servicing
                         Agreement.
                C)      The undersigned is a Servicing
Officer.
                D)      The date of this notice is a
Determination
Date
under the
Pooling and Servicing Agreement.
I.              INSTRUCTION TO MAKE A WITHDRAWAL
        "Pursuant to Section    4.08, the Servicer does
hereby instruct
the  "
Trustee (i) to make a withdrawal from the Series Finance Charge "Account on August 14, 1996, which date is a Transfer Date under the"
"Pooling and Servicing Agreement, in an aggregate amount as
set forth"
below in respect to the following amounts and (ii) to apply
the proceeds
of such withdrawal in accordance with Section   4.08:
                A)      Pursuant to subsection 4.08 (a):
                        (1) Interest at the Certificate Rate
for the preceding
                      Monthly Period on


the Investor Interest .......................
"$2,239,750.00 "
(2) Deficiency Amounts ......................
$0.00
        B)      Pursuant to subsection 4.08(b):
                (1) The Investor Monthly Servicing
Fees for the preceding Monthly Period ............
"$750,000.00 "
(2) Accrued and unpaid Investor
                Monthly Servicing Fees
 ...................... $0.00
        C)      Pursuant to subsection 4.08 (c):
                (During the Rapid Amortization Period)
(1) The Monthly Loan Fee for the
                preceding Monthly
Period..................... $0.00
                (2) Accrued and unpaid Monthly Loan
Fees .... $0.00
        D)      Pursuant to subsection 4.08 (d):
                Aggregate Investor Default Amount for
                the preceding Monthly Period
 ................ "$4,139,976.21
"
        E)      Pursuant to subsection 4.08 (e):
                Unreimbursed Investor Chargeoffs
 ............ $0.00
        F)      Pursuant to subsection 4.08(g):
(1) Pay to the Cash Collateral
                Depositor
 ................................ $0.00
(2) Deposit to the Cash Collateral
Account .....................................
$0.00
(3) Pay in accordance with Section
               2.11 of the Loan Agreement
 .................. "$2,087,863.70
"
                Total
 ....................................... "$2,087,863.70
"
                        B-2
"Pursuant to Section 4.10, during an Amortization Period, the Servicer" does hereby instruct the Trustee (i) to make a withdrawal from the
"Series Principal Account on 08/14/96, which is a Transfer Date under" "the Pooling and Servicing
Agreement, in an aggregate amount
as set" forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with
Section 4.10:


        A)      During Controlled Amortization Period:
                (1) Investor Percentage of Collections
                on Principal Receivables processed as "of preceding
Monthly Period (""Monthly" "Total
Percentage Allocation"") up to"


Controlled Amortization Amount ..............
$0.00
                (2) Monthly Total Percentage
                Allocation (less amounts distributed
                pursuant to (1)
above) up to
                Deficit Controlled Amortization Amount
for
preceding
Monthly Period ..............................
$0.00
        B)      During Rapid Amortization Period:
                (1) Monthly Total Percentage Allocation
                for preceding Monthly Period
 ................ $0.00
II.     NOTIFICATION TO MAKE WITHDRAWALS FROM THE CASH
COLLATERAL
ACCOUNT
"Pursuant to Section 4.08 and subsection 4.08(c), the Servicer hereby "
"notifies the Trustee to make withdrawals on


08/14/96, the Transfer" "date of the current calendar
month, from the Cash Collateral Account" in an aggregate
amount as set forth in C. below and to deposit such
amount in the Finance Charge Account:
A.      (i) The applicable Investor Percentages of
"Collections of Finance Charge Receivables," (ii)
amounts deposited with respect to "Cardholder Fees,
Recoveries, Discount Option" "Receivables, Ineligible
Finance Charge " Receivables and Interchange and (iii)
interest "on amounts in collection accounts, allocated" to
the Series Finance Charge Account for the preceding
Monthly Period ........................ "$9,217,589.90
"
                         B-3
B. The sum of (a) Certificate Interest accrued during the preceding Monthly Period (plus any "past due Certificate Interest), plus (b) the" Investor
Monthly
        Servicing Fee for the preceding Monthly Period
(plus any past
     due "Investor Monthly Servicing Fee), plus (c) "
"during the
        Rapid Amortization Period, the" Monthly Loan Fee
(plus any past
       due Monthly Loan Fee) plus (d) the Aggregate
Investor "Default
        Amount, if any, for the preceding"


Monthly Period ..................................
"$7,129,726.21 "
C.      "The excess, if any, of B over A (the
""Total"
"Withdrawal Amount"") ............................"


$0.00
D.      "The excess, if any, of A over B (the Excess"
      Deposits due to Seller) .........................
"$2,087,863.70
"
III.    ACCRUED AND UNPAID AMOUNTS
After giving effect to the withdrawals and transfers to be
made in
"accordance with this notice, the following amounts will
be accrued" and unpaid with respect to all Monthly Periods
preceding the current calendar month:
        A)              Subsection      4.08 (a):
The aggregate amount of all Deficiency
                         Amounts
 ..................................... $0.00
        B)              Subsection      4.08 (b):
                        The aggregate amount of all
accrued and

                        unpaid Investor Monthly Servicing
Fees ...... $0.00
        C)              Subsection      4.08 (e):
The aggregate amount of all unreimbursed
Investor Charge Offs ........................
$0.00
                                                        B-4
        "IN WITNESS WHEREOF, the undersigned has duly
executed this "
"certificate this 8th day of August, 1996."
                                                        "THE PRUDENTIAL
BANK AND TRUST COMPANY,"
                                                        Servicer
                                                        By:
                                                        Name:   Tom Mason
Joel
Rosenberg
                                                        Title:  Senior Vice
President


                                 EXHIBIT
C FORM OF MONTHLY CERTIFICATEHOLDER'S
STATEMENT
                                                                SERIES 1994-
                                        A THE PRUDENTIAL BANK & TRUST
                                        COMPANY
                                                PB&T MASTER CREDIT CARD
                                                TRUST II
Under Section 5.02 of the Pooling and Servicing Agreement dated as of
"August 1, 1994 and the Series 1994-A Supplement dated August 1,
1994"
"(collectively, the ""Pooling and Servicing Agreement"") by and between"
"The Prudential Bank & Trust Company (""PB&T:) and Bankers
Trust,
as"
"trustee (the ""Trustee""), PB&T, as Servicer, is required to prepare" certain information each month regarding current distributions to Series
1994-A Certificateholders and the performance of the PB&T
"Master Credit Card Trust (the ""Trust"") during the previous month.
The" information which is required to be prepared with respect to the
Distribution Date of 08/15/96 and with respect to the performance "of the Trust during the month of July, 1996 is set forth below. "
"Certain information is presented on the basis of an amount of $1,000" "per series 1994-A Certificate (a
""Certificate""). Certain
other" information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.
A.      Information Regarding the Current Monthly
Distribution
"(Stated on the basis of $1,000 Original
Certificate" Principal Amount.)
        1.      The total amount of the distribution to
           "Certificateholders on 08/15/96, "

                "per $1,000 original certificate
principal " amount
 ......................................
$4.98
        2.      The amount of the distribution set forth
in paragraph 1 above in respect of interest on
"the Certificates, per $1,000 original"
certificate principal amount
 ................
$4.98
        3.      The amount of the distribution set forth
in paragraph 1 above in respect of principal of
"the Certificate, per $1,000 original"
certificate principal amount
 ................
$0.00
B.      Information Regarding the Performance of the
Trust
                1.      Collection of Principal
        Receivables The aggregate amount of Collections
        on Principal Receivables processed during the
        "month
of July, 1996
        which were allocated"
in respect of the Certificates ..............
"$40,615,431.18
"
2.      Deficit Controlled Amortization Amount
$0.00
3.      Principal Receivables in the Trust
(a)     "As of the end of the last day of July,"
       1996 [the prior month] (distribution on the


next Distribution Date will be allocated based upon the amounts set forth below): (1) The aggregate amount of Principal Receivables in the Trust
(which reflects the


        Principal Receivables represented by
the Seller
        Interest and by the Aggregate


Investor Interests) .........................
"$926,122,265.13 "
       (2) The amount of Principal Receivables in
        the Trust represented by the Investor
        Interest of Series 1994-A.
"$450,000,000.00
"
         (3) The Investor Interest of Series 1994-A
       set forth in paragraph 3 (a) (2) above as a
percentage of the
        aggregate amount of Principal Receivables
set forth in paragraph
3 (a) (1) above .............................
48.59%
(b)     "As of the end of June, 1996,"
        (distributions on this Distribution Date have
       been allocated based upon the amounts
        set forth below):
        (1) The aggregate amount of Principal


        Receivables in the Trust (which
reflects the Principal Receivables represented
by the Seller
        Interest and by the Aggregate
Investor Interests) .........................
"$913,467,908.98 " (2) The amount of Principal
Receivables in the Trust represented by the Investor
Interest of Series 1994-A ............................
"$450,000,000.00
"
(3) The Investor Interest of Series 1994-A
set forth in paragraph 3 (a) (2) above as a percentage of
the
        aggregate amount of Principal Receivables set
forth in paragraph
3 (a) (1) above .............................
49.26%
                C-2
4.      Delinquent Balances
      The aggregate amount of outstanding balances


in Accounts which were delinquent as of the
end
        of the day on:                   1/1/04
Receivables
(a) 31 - 60 days:..............
$0.00 1.94%
(b) 61 - 90 days: .............
$0.00 1.26%
(c) 91 - 120 days: ............
$0.00 1.17%
(d) 121 - 150 days: ...........
$0.00


0.99% (e) 151 -
180 days:               ...........
$0.00
0.98% (f) 181 -
        190 days: ...........
$0.00
0.92%
                                Total:       $0.00
         7.26% 5.        Investor Default Amount
The aggregate amount of all defaulted
Principal Receivables written off as
"uncollectible during the month of July,"
1996 allocable to the Investor Interest
"for Series 1994-A (the ""Aggregate
Investor"


"Default Amount"")
 ............................"
"$4,139,976.21 "
        6.              Investor Charge
Offs
(a) The excess of the Aggregate Investor
Default Amount set forth in paragraph 5
"above, over
the amount of the withdrawals " from the
Cash Collateral Account made to reimburse
the Trust for
                        such amount written
"off (an ""Investor Charge Off"") .............."
$0.00
                (b) The amount of the Investor
Charge Offs "set forth in paragraph 6 (a) above,
per $1,000" original certificate principal amount
(which
"will have the effect of reducing, pro rata,"
the
amount
                        of each
Certificateholder's investment
 .................................. $0.00
(c) The aggregate amount of Investor Charge Offs
reimbursed on the Transfer Data immediately
preceding such Distribution Data
 ........................................
$0.00


                        (d) The amount of the reimbursed
Investor Charge Offs
                        set forth in paragraph 6 (c)
"above, per $1,000 original
certificate" principal amount
 ............................ $0.00
                                        C-3
        7.              Investor Servicing Fee
                        The amount of the
Investor Monthly Servicing Fee payable
by the Trust to the Servicer
"for the month of July, 1996 .............."
"$750,000.00
"
        8.              Available Cash Collateral
Amount


       The amount available to be withdrawn from the Cash Collateral Account as of the close
"of business
     on 08/14/96 (the ""Transfer" "Date""), after giving
      effect to all with-" "drawals, deposits and payments to
        be made in"


respect of the preceding months .............
"$63,522,145.01 "
        9.      The Required Cash Collateral Amount
on
the
        Transfer Date
 ...............................
"$81,000,000.00 " C.    The Pool Factor
The Pool Factor for the  Record Date
06/30/96 (which represents the ratio
of the amount of the Investor Interest
for Series 1994-A as of such Record
Date (adjusted after taking into
account any reduction in the Investor
Interest which will occur on the
following Distribution Date) to the


Initial Investor Interest for Series
1994A).  The amount of a
Certificateholder's pro rata share of
the Investor
Interest for Series 1994-A can be
determined by multiplying the
original denomination by
the Pool Factor .............................
1.0000000
                        "THE PRUDENTIAL BANK AND
TRUST COMPANY,"
                                Servicer
By:
                        Name:   Tom Mason
Joel
Rosenberg
                        Title:  Senior Vice
President C-4
                                        Schedule
- - to
                                        Monthly
Servicer's
Certificate with
                                        respect
to the
                                        Series 1994-
A
Certificates
                THE PRUDENTIAL BANK & TRUST COMPANY
___________________________________________________
        "     PB&T MASTER CREDIT CARD TRUST II,
SERIES 1994-A"


___________________________________________________
1.              The aggregate amount of the
Investor
Percentage
of Collections of Principal Receivables processed
by the Servicer pursuant to Section 4.06 during
the preceding Monthly Period was equal to .......
"$40,615,431.18
"
2.              The aggregate amount of the Investor
Percentage
of


                Collections of Finance Charge
Receivables (including amount
deposited with respect to Interchange and the
Investor Percentage of Recoveries) processed by the
Servicer during
the preceding Monthly Period was equal to ....... "$6,243,269.88
"
a. The aggregate amount of the Investor Percentage of Collections of Finance Charge Receivables (excluding amount deposited with respect to Interchange and the
Investor Percentage of Recoveries) processed by the
Servicer
                pursuant to Section 4.06 during the preceding
Monthly Period was equal to .............................
"$5,764,622.32
"
b. The aggregate amount of Interchange to be deposited in the Series Finance Charge Account with respect to the Series 1994-A Certificates
(pursuant to
                Section 3 (c) of the Series 1994-A Supplement) on
the Transfer
                Date of the current
calendar month is equal to
 ...................... "$375,000.00
"
c.              The aggregate amount of Investor
Percentage
of
                Recoveries deposited in the
Series Finance Charge Account with
                respect to the preceding
Monthly Period was equal to
 ..................... "$103,647.56
"
3.              The aggregate amount of
Investor
Percentage
of


amounts with respect to Cardholder Fees
deposited into the Series Finance
Charge Account on or before the
Transfer Date during the current
Monthly Period with respect to the
prior Monthly Period is equal to
 ................ "$539,387.06
"


4. The aggregate amount of Investor Percentage of amounts with respect to Ineligible Finance Charge
Receivables
                deposited into the Series Finance Charge Account
on or before
                the Transfer Date during the current Monthly
Period with respect
                 to the prior Monthly Period is
equal to ........................................ $0.00
5. The aggregate amount of Investor Percentage of amounts with respect to Discount Option Receivables deposited into the Series Finance Charge Account on or
         before
the Transfer
     Date during the current Monthly Period with respect to
the prior Monthly Period is equal to ......... "$2,434,932.96
"
6. The aggregate amount of funds deposited into the Seller's Account in connection with Credit
Adjustments and Ineligible Principal
        Receivables with respect to the previous
        Monthly Period is equal for


        ...................... $0.00
7.      The aggregate amount of funds on deposit in the
Series Finance Charge Account allocable to the
Series 1994-A Certificates with respect to Collections
processed as of the end of the last day of the
preceding Monthly Period was equal
to ..............................................
"$9,217,589.90 "
8.      The aggregate amount of funds on deposit in
the
Series Principal Account allocable to the Series
1994A Certificates with respect to
Collections processed as of the last day of the
preceding Monthly Period was equal to
 ...........
$0.00
9.      The aggregate amount of funds on
deposit
in
the
Seller's Account allocable to the Series 1994-
A Certificates as of the Transfer Date is
equal to
 ..............................................


$0.00
10.     The Total Withdrawal Amount required
to
be
made
from the Cash Collateral Account pursuant to
Section 4.08 on the Transfer Date in the
current calendar month is equal to
                .............. $0.00
11.     The aggregate amount to be withdrawn
from
the
Series Finance Charge Account and paid to the Cash Collateral Depositor pursuant to subsection 4.08 on the Transfer Date on the current calendar month is equal to
                                ..........
                                $0.00 S-2
12.     The aggregate amount to be withdrawn
from
the
Series Finance Charge Account and deposited to
the Cash Collateral Account pursuant to
subsection 4.08 (g) (ii) on the Transfer Date
on the current calendar month is equal to
 .......... $0.00                13.     The
aggregate amount to be
withdrawn
from
the
Series Finance Charge Account and paid in
accordance with the Loan Agreement pursuant
to subsection 4.08 (g) (iii) on the
Transfer Date on the current calendar
month is equal to ..........
"$2,087,863.70 "
14.     The Cash Collateral Account Surplus on the


      Transfer Date in the Current calendar month is
equal to ........................................
$0.00
15. The aggregate amount to be withdrawn from the


                Cash Collateral Account and to be paid in
accordance with the
                Loan Agreement on the
Transfer Date on the current calendar month is
equal
                to ........................................
$0.00 16.                       The Available Cash
Collateral
Amount
on the
"Transfer Date of the current calendar month,"
after
                 giving effect to the deposits and
"withdrawals specified above, is equal to ........"
"$63,522,145.01 "
17.             The amount of interest payable to the
Series
                1994-A Certificateholders on the
Distribution


Date in the current calendar month is equal
                to
 ..............................................
"$2,239,750.00 "
18.             The amount of principal payable to the
Series
       1994-A Certificateholders on the Distribution
Date in the current calendar month is equal


                to
 ..............................................
$0.00 19.               The sum of all amounts
payable to the
Series
1994-A Certificateholders on the Distribution
Date in the current calendar month is equal
to ..............................................
"$2,239,750.00 "
                                                S-3
20.             "To the knowledge of the undersigned, no"
               Series 1994-A Pay Out event or Trust Pay


              Out Event has occurred except as described
                below:
                                                None "IN
WITNESS WHEREOF, the undersigned has duly executed this" "certificate this 8th day of August, 1996."
                                                "THE PRUDENTIAL BANK
AND TRUST COMPANY,"

Servicer By:
                                                Name:   Tom Mason
Joel Rosenberg
Title:  Senior Vice President
EXHIBIT A to Loan
Agreement
        MONTHLY PAYMENT CERTIFICATE
PRUDENTIAL BANK AND TRUST
COMPANY
                                        PBT&T MASTER CREDIT CARD TRUST
SERIES 1994-A
The undersigned is a duly authorized representative of The
Prudential Bank & Trust Company
"(PB&T-), as Servicer under the Loan Agreement dated as of
August 10, 1994 (The ""Loan Agreement"") "
"among Bankers Trust, as Trustee (the -Trustee-), PB&T, and Dai-
Ichi Kangyo Bank Ltd., Chicago "
"Branch, as Agent (the ""Agent"") and initial bank (the ""Bank""
and, as collectively with the Asignees,
the" """Banks"") does hereby certify as follows:"
                (a) Capitalized terms used in this certificate have the respective meanings set forth
                        "in the Loan Agreement, and references herein
to certain sections and subsections "
                        are references to the respective sections and
subsections of the Loan Agreement.
                (b)     PB&T is the Servicer under the Loan Agreement.
                (c)     "The undersigned is duly authorized by
PB&T,
as
Servicer, to instruct the Trustee
"
                        to make the payments designated herein.
                (d)     The total amount of Available Funds and
Earnings
equals:           "2,365,225.36"
                (e)     The Unpaid Loan Amount equals:
"47,250,000.00"
                (f)     The Spread Account Deficiency equals:
"23,643,770.38"
I.              "Fees, Expenses and Other Amounts."
                        "Pursuant to Section 2.11, the Servicer
hereby directs the Trustee to make the "
                following payments to the Agent for application to
the Banks out of the total amount of
Available Funds and Earnings (see (d) above):
                -1.     Amounts payable to the Banks under
Section
2.3.
                    (A)     Monthly Loan Fee
"23,821.88"
                        (B)     Agent-s out-of-pocket expenses
0.00
                        (C)     Total amount payable under
0.00
                                        Section 2.3.
                                (A + B + C)
"23,821.88"
                -2.     Amounts payable to the Banks under
                                Section 2.7.
0.00
                -3.     Amounts payable to the Banks
under
                                Section 2.8.
0.00
                -4.     [Section 4.10 Repayment Amount]
Amount not otherwise paid by Seller or
Servicer pursuant to Section 2.9 (b)


(i)].
                                                0.00
        -5.     "Total amount payable under Sections
2.3,"
                                                "   2.7, 2.8, and 2.9."
                                                ((1) (E) + (2) + (3) + (4)
                                                +
(5)) "23,821.88"
        -6.     Remaining Available Funds and Earnings
                                                ((d) - (I) (5))


"2,341,403.48"
II.     Interest.
        -1.     Interest payable to the Banks under Section 2.3
                                                (excluding interest
otherwise paid pursuant
to Section 2.3 (c))
"228,490.24"
        -2.     Remaining Available Funds and Earnings
                        ((I) (6) - (II) (1))
"2,112,913.24"
III.    Spread Account Deficiency.
        -1.     Spread Account Deficiency payable to the
Banks for application to the Unpaid Loan
Amount.
                                                (Lesser of (f) and (II)
(2)) "2,112,913.24"
        -2.     Unpaid Loan Amount on Transfer date
                                                        "51,750,000.00" -
        3.      Remaining Available Funds and Earnings
                                                ((II) (2) - (III) (1))
0.00
IV.     Finance Charge Shortfall Amounts
        -1.     Available Funds and Earnings to support other
Finance
                                        Charge Sharing Series in Group
One. 0.00
        -2.     Finance Charge Shortfalls in other Finance
Charge
Sharing
                          Series in Group One.
N/A
        -3.     "If a Finance Charge Shortfall exists in 1994-A,
"
                                        Available Funds and Earnings from
other Finance Sharing Series
N/A
        -4.     Allocable Finance Charge Percentage
100%
        -5.     Remaining Available Funds and Earnings
0.00
V.      Principal Shortfall Amounts
        -1.     Available Funds and Earnings to support other
Principal
Sharing Series in Group One.
0.00
        -2.     Principal Shortfalls in other Principal
Sharing
                                Series in Group One.
N/A
        -3.     "If a Principal Shortfall exists in 1994-A, "
                    Available Funds and Earnings from
other Principal Sharing Series
N/A
        -4.     Allocable Principal Shortfall
Percentage
100%
        -5.     Remaining Available Funds and Earnings
0.00
VI.     Remaining Amount
        -1.     Remaining Available Funds
        and Earnings payable to PB&T
0.00
"THE PRUDENTIAL BANK AND TRUST
COMPANY," Servicer


                                                By:
Name:  Joel
Rosenberg Title:
Senior Vice
President
The Prudential Bank and Trust Company
For Monthly Period ended:  __                 _
7/31/96
Interest Period (# of days):  _______________
2/1/04
Date of this Report:            8/8/96
"Period (Revolving, Controlled Amortization or Rapid
Amortization):"
                        ___________Revolving
_________
A.      Excess Spread Calculation (per Loan Agreement):
1/2/04  Collections of Finance Charge Receivables
(excluding 5764622.32 Interchange and Recoveries)


                (Schedule to the Monthly Servicer's
Certificate 2.a.)
1/3/04  Cardholder Fees (Schedule to the Monthly
Servicer's 539387.06 Certificate 3.)
1/4/04  Ineligible Finance Charge Receivables (Schedule
1/1/04 to the Monthly Servicer Certificate 4.)
1/5/04  Discount Option Receivables (Schedule to the
"2,434,932.96" Monthly Servicer Certificate 5.) 1/6/04
Interchange (Schedule to the Monthly Servicer
"375,000.00" Certificate 2.b.)
1/7/04  Recoveries (Schedule to the Monthly Servicer
"103,647.56" Certificate 2.c.)
6.A     Earnings on Cash Collateral Account
"277,361.67"
1/8/04  Sum of all spread components (A1 + A2 + A3 + A4
+ "9,494,951.57" A5 + A6 + A6.A)
1/9/04 Certificate of Interest to be paid on Distribution "2,239,750.00" Date (Schedule to the
Monthly
Servicer
Certificate 17.)
1/10/04 Investor Monthly Servicing Fee (Monthly
Certificate"750,000.00" holders- Statement 7.)
1/11/04 Monthly Loan Fee
3/21/69
1/12/04 Aggregate Investor Default Amount
(Monthly
"4,139,976.21" Certificate holders- Statement
B.5) 1/13/04 Reimbursement of Investor Charge
Offs (Monthly 1/1/04
     Certificate holders- Statement B.6.c.)


1/14/04 Interest on principal balance of outstanding Unpaid "228,490.24" Loan Amount
1/16/04 Commitment Fee on Unutilized Loan
Commitment 1/1/04
        (B15 * .50% * X/360)
1/17/04 Sum of all expenses (A8 + A9 + A10 + A11 +
A12 + "7,382,038.33"
        A13 + A15)
1/18/04 Excess spread (A7 - A16)
"2,112,913.24"
1/19/04 Excess spread Percentage for Monthly Period
1/1/04
        (A17/B1 * 12)
B.      Spread Account Cap and Unpaid Loan Amount
1/2/04  Investor Interest on the first day of the Monthly
Period "450,000,000.00"
1/3/04  Investor Interest on the last day of the Monthly
Period "450,000,000.00"



1/4/04  Average Excess Spread Percentage for three preceding
1/1/04
        Monthly Periods
1/5/04  Average Excess Spread Percentage for twelve preceding
1/1/04
        Monthly Periods
1/6/04 Spread Account Cap for preceding Monthly Period "33,750,000.00" 1/7/04 Spread Account Trigger
                   "(After December 8, 1994)"
        Upward Trigger (Monthly):
        a)              "If  B3 <=3.00% but B3 >= 2.00%, then B7
=
9,000,000"
        b)              "If B3 < 2.00%, then B7 = $13,500,000"
1/8/04 Applicable Spread Account Cap for next succeeding "29,250,000.00" "Transfer Date (B6a, B6b, if applicable," otherwise B5)
1/9/04  Required Cash Collateral Amount
"81,000,000.00"
        a)              if Revolving Period or Controlled
Amortization
Period
                "(the greater of 18.00% * B2 and $9,000,000)"
        b)              "if Rapid Amortization Period, the
Required
Cash
Collateral"
                                Amount on preceding Transfer
Date 1/10/04 Cash Collateral Amount as of the last Transfer
Date "57,356,229.62"
9A.     Cash Collateral Amount on the next succeeding Transfer
Date
"63,522,145.01"
1/11/04 Unpaid Loan Amount as of last Transfer Date (after
"47,250,000.00"
application of Available Funds and Earnings as per
Section 2.11
of Loan Agreement and after any Additional Loans)
1/12/04 Spread Account Amount on the next succeeding "11,772,145.01" Transfer Date prior to the making of any Additional Loans


(B9A - B12)
1/13/04 Unpaid Loan Amount as of the next succeeding
Transfer "51,750,000.00" Date prior to the making of
any Additional Loans
(after application of Available Funds and Earnings as
per Section 2.11 of the Loan Agreement)
1/14/04 Additional Loan Amount
1/1/04
13A.    Seller's Collateral Account Amount after the
making
of
any
"11,772,145.01"
        Additional Loan (B11-B13)



1/15/04 Seller's Collateral Account Deficiency (B7 -
B13) "17,477,854.99"
1/16/04 Unutilized Loan Commitment as of the last
Transfer "9,000,000.00" "Date ($56,250,000 - B10)"
C.      Calculation of Minimum Seller
Interest
1/2/04  Minimum Aggregate Principal
Receivables "905,263,520.00" (105.2632% *
aggregate Initial Investor
Interests)
1/3/04  Minimum Seller Interest (5.00% * C1)
"45,263,176.00"
1/4/04 Lowest Average Seller Interest for any thirty day "47,710,092.58" period during the preceding
Monthly Period
                (computed  on the Schedule 1 to
Exhibit B) 1/5/04 Breach of Minimum Seller Interest during the No preceding Monthly Period (-Yes- or -No-
)
1/6/04  Deficiency in Minimum Seller Interest (C2 -
C3) 1/1/04